Exhibit 10.7

SERVICE AGREEMENT NO. 78843
CONTROL NO. 2003-06-19-0003

FSS SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 8th day of April, 2004, by and between:

Columbia Gas Transmission Corporation
(“Transporter”)
AND
Washington Gas Light Company
(“Shipper”)

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective FSS Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. Transporter shall store quantities of gas for Shipper up to but not exceeding Shipper’s Storage Contract Quantity as specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.

Section 2. Term. Service under this Agreement shall commence as of June 1, 2004 , and shall continue in full force and effect until October 31, 2005 and from Year-to-Year thereafter unless terminated by either party upon 6 Months’ written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s regulations and Transporter’s Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish the Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter’s maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

SERVICE AGREEMENT NO. 78843
CONTROL NO. 2003-06-19-0003

FSS SERVICE AGREEMENT

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager - Commercial Services and notices to Shipper shall be addressed to it at:

Washington Gas Light Company
Attn: Gas Acquisition
Room 320-B
6801 Industrial Road
Springfield, VA 22151
ATTN: Tim Sherwood

until changed by either party by written notice.

SERVICE AGREEMENT NO. 78843
CONTROL NO. 2003-06-19-0003

FSS SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: See Appendix B.

Washington Gas Light Company

By:	/s/ Terry McCallister

Name:	Terry McCallister

Title:	President & COO

Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins

Name:	Jeanne A. Adkins

Title:	Manager - Customer Services

Date:	May 7, 2004

Revision No.
Control No. 2003-06-19-0003

Appendix A to Service Agreement No. 78843

Under Rate Schedule	FSS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Storage Contract Quantity 4,685,668 Dth

Maximum Daily Storage Quantity 79,440 Dth per day

CANCELLATION OF PREVIOUS APPENDIX A

[  ]Yes [X] No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

[  ]Yes [X] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

Service pursuant to this Appendix A, Revision No. shall be effective from June 1, 2004 through October 31, 2005.

[X]Yes [  ] No (Check applicable blank) This Appendix A, Revision No. 0 shall cancel and supersede the Previous Appendix A, Revision No. N/A effective as of N/A, to the Service Agreement referenced above.

With the exception of this Appendix A, Revision No. 0 all other terms and conditions of said Service Agreement shall remain in full force and effect.

Washington Gas Light Company

By:	/s/ Terry McCallister

Name:	Terry McCallister

Title:	President & COO

Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins

Name:	Jeanne A. Adkins

Title:	Manager-Customer Services

Date:	May 7, 2004

Revision No.
Control No. 2003-06-19-0003

Appendix B to Service Agreement No.

Under Rate Schedule	FSS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Superceded Agreements:
	FSS	53005
	FSS	71573
	FSS	73994
	FSS	75643

SERVICE AGREEMENT NO. 78844
CONTROL NO. 2003-06-19-0004

FSS SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 8th day of April, 2004, by and between:

Columbia Gas Transmission Corporation
(“Transporter”)
AND
Washington Gas Light Company
(“Shipper”)

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective FSS Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. Transporter shall store quantities of gas for Shipper up to but not exceeding Shipper’s Storage Contract Quantity as specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.

Section 2. Term. Service under this Agreement shall commence as of June 1, 2004, and shall continue in full force and effect until March 31, 2007 and from Year -to- Year thereafter unless terminated by either party upon 6 Months’ written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s regulations and Transporter’s Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish the Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter’s maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

SERVICE AGREEMENT NO. 78844
CONTROL NO. 2003-06-19-0004

FSS SERVICE AGREEMENT

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager – Commercial Services and notices to Shipper shall be addressed to it at:

Washington Gas Light Company
Attn: Gas Acquisition
Room 320-B
6801 Industrial Road
Springfield, VA 22151
ATTN: Tim Sherwood

until changed by either party by written notice.

SERVICE AGREEMENT NO. 78844
CONTROL NO. 2003-06-19-0004

FSS SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: See Appendix B.

Washington Gas Light Company

By:	/s/ Terry McCallister

Name:	Terry McCallister

Title:	President & COO

Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins

Name:	Jeanne A. Adkins

Title:	Manager – Customer Services

Date:	May 7, 2004

Revision No.
Control No. 2003-06-19-0004
Appendix A to Service Agreement No.	78844
Under Rate Schedule	FSS
Between (Transporter)	Columbia Gas Transmission Corporation
and (Shipper)	Washington Gas Light Company

Storage Contract Quantity 6,247,557 Dth

Maximum Daily Storage Quantity 105,920 Dth per day

CANCELLATION OF PREVIOUS APPENDIX A

[   ] Yes [X] No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

[   ] Yes [X] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

Service pursuant to this Appendix A, Revision No. shall be effective from June 1, 2004 through March 31, 2007.

[X] Yes [   ] No (Check applicable blank) This Appendix A, Revision No. 0 shall cancel and supersede the Previous Appendix A, Revision No. N/A effective as of N/A, to the Service Agreement referenced above.

With the exception of this Appendix A, Revision No. 0 all other terms and conditions of said Service Agreement shall remain in full force and effect.

Washington Gas Light Company

By:	/s/ Terry McCallister

Name:	Terry McCallister

Title:	President & COO

Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins

Name:	Jeanne A. Adkins

Title:	Manager – Customer Services

Date:	May 7, 2004

Revision No.
Control No. 2003-06-19-0004
Appendix B to Service Agreement No.	78844
Under Rate Schedule	FSS
Between (Transporter)	Columbia Gas Transmission Corporation
and (Shipper)	Washington Gas Light Company

Superceded Agreements:
	FSS	53005
	FSS	71573
	FSS	73994
	FSS	75643

SERVICE AGREEMENT NO. 78845
CONTROL NO. 2003-06-19-0005

FSS SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 8th day of April, 2004, by and between:

Columbia Gas Transmission Corporation
(“Transporter”)
AND
Washington Gas Light Company
(“Shipper”)

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective FSS Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. Transporter shall store quantities of gas for Shipper up to but not exceeding Shipper’s Storage Contract Quantity as specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.

Section 2. Term. Service under this Agreement shall commence as of June 1, 2004, and shall continue in full force and effect until March 31, 2008 and from Year -to- Year thereafter unless terminated by either party upon 6 Months’ written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s regulations and Transporter’s Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish the Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter’s maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

SERVICE AGREEMENT NO. 78845
CONTROL NO. 2003-06-19-0005

FSS SERVICE AGREEMENT

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager – Commercial Services and notices to Shipper shall be addressed to it at:

Washington Gas Light Company
Attn: Gas Acquisition
Room 320-B
6801 Industrial Road
Springfield, VA 22151
ATTN: Tim Sherwood

until changed by either party by written notice.

SERVICE AGREEMENT NO. 78845
CONTROL NO. 2003-06-19-0005

FSS SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: See Appendix B.

Washington Gas Light Company

By:	/s/ Terry McCallister

Name:	Terry McCallister

Title:	President & COO

Date:	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins

Name:	Jeanne A. Adkins

Title:	Manager – Customer Services

Date:	May 7, 2004

Revision No.
Control No. 2003-06-19-0005

Appendix A to Service Agreement No. 78845

Under Rate Schedule	FSS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Storage Contract Quantity 6,247,557 Dth

Maximum Daily Storage Quantity 105,920 Dth per day

CANCELLATION OF PREVIOUS APPENDIX A

[   ] Yes [X] No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

[   ] Yes [X] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

Service pursuant to this Appendix A, Revision No. shall be effective from June 1, 2004 through March 31, 2008.

[X] Yes [   ] No (Check applicable blank) This Appendix A, Revision No. 0 shall cancel and supersede the Previous Appendix A, Revision No. N/A effective as of N/A, to the Service Agreement referenced above.

With the exception of this Appendix A, Revision No. 0 all other terms and conditions of said Service Agreement shall remain in full force and effect.

Washington Gas Light Company

By:	/s/ Terry McCallister
Name:	Terry McCallister
Title:	President & COO
Date :	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins
Name:	Jeanne A. Adkins
Title:	Manager - Customer Services
Date:	May 7, 2004

Revision No.
Control No. 2003-06-19-0005

Appendix B to Service Agreement No.	78845

Under Rate Schedule	FSS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Superceded Agreements:
	FSS	53005
	FSS	71573
	FSS	73994
	FSS	75643

SERVICE AGREEMENT NO. 78846

CONTROL NO. 2003-06-19-0006

FSS SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 8th day of April, 2004, by and between:

Columbia Gas Transmission Corporation
(“Transporter”)
AND
Washington Gas Light Company
(“Shipper”)

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive service in accordance with the provisions of the effective FSS Rate Schedule and applicable General Terms and Conditions of Transporter’s FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. Transporter shall store quantities of gas for Shipper up to but not exceeding Shipper’s Storage Contract Quantity as specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 223 of Subpart G of the Commission’s regulations. Shipper warrants that service hereunder is being provided on behalf of Shipper.

Section 2. Term. Service under this Agreement shall commence as of June 1, 2004, and shall continue in full force and effect until March 31, 2009 and from Year -to- Year thereafter unless terminated by either party upon 6 Months’ written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission’s regulations and Transporter’s Tariff.

Section 3. Rates. Shipper shall pay Transporter the charges and furnish the Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement. Transporter may agree to discount its rate to Shipper below Transporter’s maximum rate, but not less than Transporter’s minimum rate. Such discounted rate may apply to: a) specified quantities (contract demand or commodity quantities); b) specified quantities above or below a certain level or all quantities if quantities exceed a certain level; c) quantities during specified time periods; d) quantities at specified points, locations, or other defined geographical areas; and e) that a specified discounted rate will apply in a specified relationship to the quantities actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to quantities actually transported). In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Transporter’s maximum rate so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable.

Revision No.
Control No. 2003-06-19-0006

Appendix B to Service Agreement No.	78846

Under Rate Schedule	FSS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Superceded Agreements:
	FSS	53005
	FSS	71573
	FSS	73994
	FSS	75643

SERVICE AGREEMENT NO. 78846
CONTROL NO. 2003-06-19-0006

FSS SERVICE AGREEMENT

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention: Manager – Commercial Services and notices to Shipper shall be addressed to it at:

Washington Gas Light Company
Attn: Gas Acquisition
Room 320-B
6801 Industrial Road
Springfield, VA 22151
ATTN: Tim Sherwood

until changed by either party by written notice.

SERVICE AGREEMENT NO. 78846
CONTROL NO. 2003-06-19-0006

FSS SERVICE AGREEMENT

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: See Appendix B.

Washington Gas Light Company

By:	/s/ Terry McCallister
Name:	Terry McCallister
Title:	President & COO
Date :	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins
Name:	Jeanne A. Adkins
Title:	Manager - Customer Services
Date:	May 7, 2004

Revision No.
Control No. 2003-06-19-0006

Appendix A to Service Agreement No. 78846

Under Rate Schedule	FSS

Between (Transporter)	Columbia Gas Transmission Corporation

and (Shipper)	Washington Gas Light Company

Storage Contract Quantity 3,436,156 Dth

Maximum Daily Storage Quantity 58,256 Dth per day

CANCELLATION OF PREVIOUS APPENDIX A

[   ] Yes [X] No (Check applicable blank) Transporter and Shipper have mutually agreed to a Regulatory Restructuring Reduction Option pursuant to Section 42 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

[   ] Yes [X] No (Check applicable blank) Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

Service pursuant to this Appendix A, Revision No. shall be effective from June 1, 2004 through March 31, 2009.

[X] Yes [   ] No (Check applicable blank) This Appendix A, Revision No. 0 shall cancel and supersede the Previous Appendix A, Revision No. N/A effective as of N/A, to the Service Agreement referenced above.

With the exception of this Appendix A, Revision No. 0 all other terms and conditions of said Service Agreement shall remain in full force and effect.

Washington Gas Light Company

By:	/s/ Terry McCallister
Name:	Terry McCallister
Title:	President & COO
Date :	4/8/04

Columbia Gas Transmission Corporation

By:	/s/ Jeanne A. Adkins
Name:	Jeanne A. Adkins
Title:	Manager - Customer Services
Date:	May 7, 2004